UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2022

Giga-tronics Incorporated
(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA	94568
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2022, Giga-tronics Incorporated (the “Company”) (1) amended its Share Exchange Agreement with BitNile Holdings, Inc. (“BitNile”) and Gresham Worldwide, Inc. (“Gresham”), (2) borrowed an additional $500,000 from Digital Power Lending, LLC (“DPL”), an affiliate of BitNile, and (3) issued a warrant to Gresham, all as described in more detail below.

The Amendment to the Share Exchange Agreement

On April 5, 2022, the Company, BitNile and Gresham, which is a subsidiary of BitNile, amended the Share Exchange Agreement among the parties dated December 27, 2022 (the “SEA”) by entering into Amendment No. 1 to the Share Exchange Agreement (the “Amendment”). The Amendment (1) extends from June 30, 2022 to August 31, 2022 the earliest date on which either the Company or BitNile may terminate the SEA for any reason if the share exchange contemplated by the SEA is not completed (assuming the terminating party’s breach of the SEA is not the principal cause of the failure to complete the share exchange) (an “End Date Termination”), (2) restates an existing provision of the SEA, which provides that if the Company terminates the SEA, it must repay the loan from DPL the following business day, to reflect the full principal amount of DPL’s loan to the Company, which is $1,300,000 after giving effect to the additional funding described below, and (3) provides for the Company’s issuance of a warrant to Gresham, which is described in more detail below.

The Company previously disclosed the material terms of the SEA in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 29, 2021, which is incorporated herein by reference. The descriptions of the Amendment and the SEA in this report are qualified in their entirety by reference to the full text of the Amendment and the SEA, which are filed as exhibits to this report, and are incorporated herein by reference.

The Amended Loan Documents

On April 5, 2022, the Company borrowed an additional $500,000 from DPL and the Company and DPL entered into an Amended and Restated Secured Promissory Note and an amendment to the Security and Pledge Agreement originally dated as of November 12, 2021 to reflect that the Company has borrowed an aggregate of $1,300,000 from DPL (the “Loan”). The Company intends to use the additional Loan proceeds for general corporate purposes.

The material terms of the Loan remain unchanged. The principal amount of the Loan bears interest at the rate of 10.0% per annum. Unless prepaid by the Company, all principal and accrued interest under the Loan is payable on November 12, 2022 or, if earlier, upon the Company’s completion of an underwritten public offering or the Company’s termination of the SEA. The Company’s obligations under the Loan are secured by a pledge of all of the Company’s assets. The Loan and DPL’s security interest are subordinate to the Company’s existing bank lending arrangement.

This description is qualified by the Amended and Restated Secured Promissory Note, the Security and Pledge Agreement with DPL and the amendment thereto, copies of which are filed as exhibits to this report and incorporated by reference herein.

The Warrant

On April 5, 2022, as contemplated by the Amendment, the Company issued to Gresham a warrant representing the right to purchase 433,333 shares of its common stock (the “Warrant Shares”) at the initial exercise price of $3.00 per share. The Warrant will become exercisable if the closing of the share exchange transaction contemplated by the SEA does not occur, unless the failure to close results (1) solely from BitNile’s or Gresham’s breach of the SEA or (2) BitNile’s election to terminate the SEA pursuant to the End Date Termination provision (the “Trigger Date”). The Warrant may be exercised in whole or part for a period of three years following the Trigger Date or, if earlier, until December 31, 2025. A Warrant holder may not exercise the Warrant with respect to any Warrant Shares that would cause such holder to beneficially own in excess of 4.99% of the Company’s outstanding common stock, though a holder may elect to increase this limit to 9.9% of the Company’s common stock on at least 61 days written notice. The Warrant may be exercised for cash or, if there is no effective registration statement covering the resale of the Warrant Shares, the Warrant may be exercised on a cashless basis beginning six months after the Trigger Date. The number of Warrant Shares issuable upon exercise of the Warrant is subject to adjustment for splits, subdivisions or consolidations of shares and other standard dilutive events, or in the event the Company effects a reorganization, reclassification, merger, consolidation, disposition of assets, or other fundamental transaction. In addition, subject to certain exempt issuances, if at any time while the Warrant is outstanding, the Company sells, issues or grants any shares of Company common stock or other securities entitling the holder to acquire shares of Company common stock at a price per share less than the then exercise price, the exercise price shall be reduced to equal the lesser of either such lesser price or the volume-weighted average price on the next trading date following the first public disclosure of the issuance. The Warrant includes a most favored nation clause providing that if the Company issues or sells any shares of common stock or any securities of the Company which would entitle the holder of such securities to acquire common stock on terms the holder reasonably believes are more favorable than those in the Warrant, at the request of the holder, the Company shall amend the Warrant to include such terms.

After the Company is eligible to register securities with the Securities and Exchange Commission using a Form S-3 registration statement, the Warrant requires the Company to, subject to certain exceptions, include the Warrant Shares in any registration statement and to include the Warrant Shares alongside any underwritten offering of securities that the Company may undertake, at the holder’s request.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the Warrant in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof on the basis that the issuance was to a single accredited investor without the use of any general solicitation or advertising to market or otherwise offer the securities for sale.

The description set forth under Item 1.01 regarding the issuance of Warrant and its terms is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1
Share Exchange Agreement dated as of December 27, 2021 by and among Giga-tronics Incorporated, BitNile Holdings, Inc. and Gresham Worldwide, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on From 8-K filed on December 29, 2021)

2.2	Amendment No. 1 to Share Exchange Agreement by and among Giga-tronics Incorporated, BitNile Holdings, Inc. and Gresham Worldwide, Inc. dated as of April 5, 2022

4.1	Common Stock Purchase Warrant

10.1	Secured Promissory Note dated November 12, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on November 18, 2021)

10.2	Security and Pledge Agreement dated November 12, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed on November 18, 2021)

10.3	Amended and Restated Secured Promissory Note dated as of April 5, 2022

10.4	Amendment to Security and Pledge Agreement dated as of April 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022	GIGA-TRONICS INCORPORATED

	By:	/s/ Lutz P. Henckels
Executive Vice President, Chief
Financial Officer and Chief Operating Officer